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                                    SELIGMAN



                                    SELIGMAN
                                      U.S.
                                   GOVERNMENT
                                   SECURITIES
                                     SERIES

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                         Seeking High Current Income By
                      Investing In US Government Securities

                       DECEMBER 31, 1997  *  ANNUAL REPORT

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To the Shareholders

     For the 12 months ended December 31, 1997, Seligman U.S. Government Securities Series posted a solid total return of 8.53% based on the net asset value of Class A shares. The Fund's peers, as measured by the Lipper General US Government Bond Funds Average, had a total return of 8.96% for the year. The Lehman Brothers Government Bond Index had a total return of 9.59% for the year.

     This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment remained positive. Except for a one-quarter percentage point increase in March, the Federal Reserve Board left interest rates untouched this year.

     Despite occasional setbacks tied to fears of inflation and concerns regarding the possibility of further Fed interventions, 1997 was a successful year for the fixed-income markets. Once the effects of the March adjustment in the federal funds rate had subsided, yields progressively trended downward as prices improved. Investors slowly grew more at ease with the rate of economic growth and the sustainability of the low-inflation environment. This prompted a rally that began at the end of the second quarter. Following the crisis in Asia, investors moved out of the equity markets and into US Treasury securities, driving yields down and prices up further in the fourth quarter.

     The low-interest-rate environment reduced the difference between long-term and short-term bond yields. Investors took advantage of the flattening yield curve, increasing their weighting in long-term bonds, as the best price performance is found in long-term bonds when yields move lower. Over the year, the Fund's maturity had gradually been lengthened in anticipation of the reduced interest rate environment, and this strategic decision improved the Fund's overall investment results. The yield on the benchmark 30-year US Treasury bond dipped below 6.00%, to end the year at 5.92%, significantly lower than the 6.64% yield on December 31, 1996.

     The outlook for the fixed-income markets remains positive. The Asian crisis could have a negative effect on corporate profitability and slow the growth of the economy, making fixed-income securities more attractive. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment. In this type of environment, the yields available in the US Treasury market remain attractive. Further, the reduced deficit may allow the US Treasury to offer fewer bonds in 1998, reducing supply, which should improve the prices of the Fund's holdings.

     Thank you for your continued support of Seligman U.S. Government Securities Series. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of
investments, and financial statements, follow this letter.   Additional
information on the Fund's investment results appears starting on page 4.

By order of the Trustees,


/s/ William c. Morris
----------------------
William C. Morris
Chairman

                                                              /s/Brian T. Zino
                                                              -----------------
                                                                  Brian T. Zino
                                                                  President

January 30, 1998
                                                                            1

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Interview With Your Portfolio Manager, Leonard J. Lovito


Q. How did Seligman U.S. Government Securities Series perform in the last 12 months?

A. For the 12 months ended December 31, 1997, Seligman U.S. Government Securities Series posted an 8.53% total return based on the net asset value of Class A shares. This compares to the Lipper General US Government Bond Funds Average's total return of 8.96%. The Fund lengthened maturities most significantly during the final quarter of the year, taking advantage of falling bond yields and rising prices. The Lehman Brothers Government Bond Index, which measures the performance of government bonds in the market, had a total return of 9.59% for the year.

Q.   How did economic and market factors influence the Fund's results in 1997?

A. This was a year of solid economic growth accompanied by disinflation (a slowdown in the rate of inflation). However, it took time for bond market participants to be convinced that solid economic growth could coexist with low inflation. This sentiment was shared by the Federal Reserve Board, which raised the federal funds rate by 25 percentage points in March. The tightening of monetary policy drove the benchmark 30-year US Treasury bond yield higher, to peak at 7.17% in April. However, as the year progressed, bond yields traded lower as it became evident that the rate of inflation was declining. In concert with falling unemployment and rising wages, worker productivity increased, which made it unnecessary for producers to raise prices to defray higher costs.

         In the fixed-income markets, positive sentiment gained momentum during the fourth quarter as the Asian crisis led to a surge in demand for US Treasuries. Global production overcapacity and currency devaluations participated in the disinflationary trend, as commodity prices continued their descent and the US dollar strengthened. Seligman U.S. Government Securities Series took advantage of these events and lengthened its portfolio's maturities, particularly during the fourth quarter, in anticipation of a continuing decline in interest rates.

Q.   What was your investment strategy?

A. The Funds' portfolio entered 1997 with an average maturity that was in line with its peers. The portfolio's


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A TEAM APPROACH

Seligman U.S. Government Securities Series is managed by the Seligman
Taxable Fixed Income Team. Leonard J. Lovito, Portfolio Manager, is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

Seligman Taxable Fixed Income Team: (from left) Nicholas Walsh, Susan Egan, (seated) Leonard J. Lovito (Portfolio Manager)
------------------------------------------------------------------------------

2


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Interview With Your Portfolio Manager, Leonard J. Lovito

holdings of mortgage-backed securities were increased, as they have higher yields and have historically outperformed US Treasury securities in stable and higher interest rate environments. After the Fed raised the federal funds rate by 0.25 to 5.50% late in the first quarter, the Fund shortened maturities in anticipation of further monetary tightening and robust economic growth. This was a successful strategy until economic activity moderated in the second quarter. Thereafter, the bond market reversed course and rallied through July. The Fund lagged its peers during the rally but narrowed the gap in the fourth quarter, when the portfolio's maturities were lengthened. Longer maturities were purchased in response to the disinflationary trend, the surging US dollar, and the Asian financial crisis.

Q.  What is the outlook?

A. As we enter 1998, the Fund's longer maturities remain in the portfolio, as the Asian financial crisis is expected to slow the US economy. Additionally, the possibility of deflation (declining prices for goods and services) exists, as evidenced by falling commodity prices, continuing improvements in worker productivity, and ongoing fierce global competition. Finally, the declining budget deficit could reduce the need for the US Treasury to issue securities. If US Treasury issuance were to decline, the balance of supply and demand would be altered, with greater capital chasing fewer bonds. These events could lead to further declines in bond yields and enhanced returns in the Seligman U.S.Government Securities Series.

3

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Performance Overview

     This chart compares a $10,000 hypothetical investment made in Seligman U.S. Government Securities Series Class A shares, with and without the maximum initial sales charge of 4.75% for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper General US Government Bond Funds Average (Lipper Average), the Lipper General US Government Bond Fund Index (Lipper Index), and the Lehman Brothers Government Bond Index (Lehman Bond Index) for the same period. The performances of Seligman U.S. Government Securities Series Class B and Class D shares are not shown in this chart, but are included in the table on page 5. It is important to keep in mind that the Lipper Index and Lipper Average exclude the effect of sales charges, and the Lehman Bond Index excludes the effect of fees and sales charges.

     Seligman U.S. Government Securities Series will no longer be compared to the Lipper Index after December 31, 1997. Instead, the Fund will be compared to the Lipper Average, which measures the performance of the entire universe of funds that have similar investment objectives to your Fund. The Manager believes that the Lipper Average is more appropriate than the more narrowly focused Lipper Index, which measures the performance of only 30 funds. Therefore, your Fund will continue to be compared to the Lipper Average and the Lehman Bond Index.


USG Plot Points

            Without       With                   Lehman
             Sales       Sales    Lipper Index    Bond    Lipper Average
            Charge       Charge                   Index
12/31/87    $10,000      $9,519      $10,000     $10,000     $10,000
3/31/88     $10,425      $9,924      $10,335     $10,330     $10,330
6/30/88     $10,527     $10,020      $10,432     $10,427     $10,435
9/30/88     $10,687     $10,172      $10,603     $10,603     $10,599
12/31/88    $10,784     $10,265      $10,665     $10,703     $10,664
3/31/89     $10,798     $10,278      $10,749     $10,816     $10,760
6/30/89     $11,372     $10,824      $11,510     $11,686     $11,504
9/30/89     $11,443     $10,892      $11,586     $11,783     $11,591
12/31/89    $11,782     $11,215      $11,989     $12,226     $11,986
3/31/90     $11,493     $10,940      $11,839     $12,075     $11,856
6/30/90     $11,823     $11,254      $12,214     $12,497     $12,237
9/30/90     $11,891     $11,319      $12,285     $12,601     $12,305
12/31/90    $12,533     $11,930      $12,951     $13,293     $12,955
3/31/91     $12,733     $12,120      $13,231     $13,581     $13,223
6/30/91     $12,917     $12,295      $13,374     $13,764     $13,375
9/30/91     $13,624     $12,968      $14,137     $14,549     $14,137
12/31/91    $14,294     $13,606      $14,847     $15,329     $14,851
3/31/92     $13,989     $13,316      $14,581     $15,061     $14,567
6/30/92     $14,531     $13,832      $15,116     $15,657     $15,106
9/30/92     $15,125     $14,397      $15,709     $16,430     $15,739
12/31/92    $15,120     $14,392      $15,753     $16,437     $15,787
3/31/93     $15,556     $14,807      $16,312     $17,180     $16,420
6/30/93     $15,918     $15,152      $16,723     $17,676     $16,852
9/30/93     $16,301     $15,516      $17,118     $18,251     $17,315
12/31/93    $16,247     $15,465      $17,066     $18,189     $17,248
3/31/94     $15,913     $15,147      $16,532     $17,641     $16,693
6/30/94     $15,658     $14,904      $16,209     $17,440     $16,411
9/30/94     $15,699     $14,943      $16,231     $17,514     $16,426
12/31/94    $15,617     $14,866      $16,252     $17,575     $16,468
3/31/95     $16,185     $15,406      $16,984     $18,403     $17,231
6/30/95     $17,214     $16,385      $17,924     $19,544     $18,232
9/30/95     $17,479     $16,638      $18,241     $19,889     $18,563
12/31/95    $18,452     $17,564      $19,002     $20,798     $19,391
3/31/96     $17,809     $16,952      $18,551     $20,328     $18,871
6/30/96     $17,739     $16,886      $18,567     $20,426     $18,882
9/30/96     $17,964     $17,100      $18,860     $20,769     $19,170
12/31/96    $18,397     $17,512      $19,388     $21,376     $19,716
3/31/97     $18,217     $17,340      $19,228     $21,202     $19,520
6/30/97     $18,792     $17,887      $19,893     $21,938     $20,203
9/30/97     $19,262     $18,335      $20,512     $22,673     $20,855
12/31/97    $19,966     $19,005      $21,095     $23,426     $21,482


     Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series are guaranteed by the US Government or its agencies, the rate of return will vary and the principal value of an investment in the Fund will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

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Performance Overview

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended December 31, 1997

                                                                              AVERAGE ANNUAL
                                                      ---------------------------------------------------------------
                                                                                              CLASS B       CLASS D
                                                                                               SINCE         SINCE
                                                        ONE        FIVE            10        INCEPTION     INCEPTION
                                     SIX MONTHS*       YEAR        YEARS          YEARS       1/1/97        9/21/93
                                     -----------      ------      -------        -------    -----------    ----------
CLASS A**
With Sales Charge                        1.24%          3.44%       4.69%         6.63%            n/a            n/a
Without Sales Charge                     6.25           8.53        5.72          7.16             n/a            n/a

CLASS B**
With 5% CDSL                             0.83           2.32          n/a           n/a          2.32%            n/a
Without CDSL                             5.83           7.32          n/a           n/a          7.32             n/a

CLASS D**
With 1% CDSL                             4.83           6.53         n/a            n/a            n/a            n/a
Without CDSL                             5.83           7.53         n/a            n/a            n/a          3.88%

LIPPER AVERAGE+                          6.33           8.96        6.35          7.95           8.96           5.20++

LIPPER INDEX+                            6.05           8.81        6.02          7.75           8.81           5.05++

LEHMAN BOND INDEX+                       6.78           9.59        7.34          8.89           9.59           6.05++


NET ASSET VALUE                                                   DIVIDEND AND YIELD INFORMATION
                                                                  For the Year Ended December 31, 1997

            DECEMBER 31,    JUNE 30,     DECEMBER 31,
                1997          1997          1996                               DIVIDENDS0      YIELD+++
            -------------  ---------     ------------                          ----------      --------
CLASS A        $6.88         $6.66         $6.71                   CLASS A       $0.3808         5.04%
CLASS B         6.89          6.67          6.73***                CLASS B        0.3291         4.52
CLASS D         6.89          6.67          6.73                   CLASS D        0.3291         4.52

WEIGHTED AVERAGE MATURITY                 21.69 years

---------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

 *** From January 1, 1997, inception date of Class B shares.

   + The Lipper Average, the Lipper Index, and the Lehman Bond Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average and the Lipper Index exclude the effect of sales charges. The Lehman Bond Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.

  ++ From September 30, 1993.

 +++ Current yield, representing the annualized yield for the 30-day period ended December 31, 1997, has been computed in accordance with SEC regulations and will vary.

   0 Represents per share amount paid or declared for the year ended December
     31, 1997.
                                                                            5

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Portfolio of Investments
December 31, 1997

                                                                                            PRINCIPAL
                                                                                             AMOUNT            VALUE
                                                                                           -----------      -----------
US GOVERNMENT SECURITIES  60.4%

US Treasury Bonds:
   8 3/4%, due 5/15/2020.......................................................          $ 6,000,000        $ 7,991,256
   6 5/8%, due 2/15/2027.......................................................           15,000,000         16,284,390

US Treasury Notes:
   6 1/4%, due 6/30/2002.......................................................            4,000,000          4,082,504
   6 5/8%, due 5/15/2007.......................................................            8,000,000          8,472,504
                                                                                                            -----------
TOTAL US GOVERNMENT SECURITIES (Cost $35,627,812)..............................                              36,830,654
                                                                                                            -----------
US GOVERNMENT AGENCY SECURITIES  36.2% (Cost $20,992,978)

Government National Mortgage Association Obligations,
Mortgage-backed Pass-through Certificates:
   7 1/2%, with various maturities from 1/15/2023 to 4/15/2027*................           21,478,908         22,053,688
                                                                                                            -----------
REPURCHASE AGREEMENTS  6.0% (Cost $3,671,000)

HSBC Securities Inc., 5%, maturing 1/2/1998 collateralized by:
   $2,856,000 US Treasury Notes 11 7/8%, due 11/15/2003, with a fair
   market value of $3,757,681..................................................            3,671,000          3,671,000
                                                                                                            -----------

TOTAL INVESTMENTS  102.6% (Cost $60,291,790)..........................................................       62,555,342

OTHER ASSETS LESS LIABILITIES  (2.6)%.................................................................       (1,560,453)
                                                                                                            -----------
NET ASSETS  100.0%....................................................................................      $60,994,889
                                                                                                            ===========

-------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these securities.

See Notes to Financial Statements.

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Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
  Long-term holdings (cost $56,620,790).............................................    $58,884,342
  Short-term holdings (cost $3,671,000).............................................      3,671,000                   $62,555,342
                                                                                        -----------
Cash                                                                                                                       30,049
Interest receivable................................................................................                       647,776
Receivable for shares of Beneficial Interest sold..................................................                       149,884
Expenses prepaid to shareholder service agent......................................................                         9,884
Other..............................................................................................                        19,821
                                                                                                                      -----------
Total Assets.......................................................................................                    63,412,756
                                                                                                                      -----------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased..............................................                     2,175,708
Dividends payable..................................................................................                       121,889
Accrued expenses, taxes, and other.................................................................                       120,270
                                                                                                                      -----------
Total Liabilities..................................................................................                     2,417,867
                                                                                                                      -----------
Net Assets.........................................................................................                   $60,994,889
                                                                                                                      ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value; unlimited shares authorized; 8,865,994 shares outstanding):
  Class A..........................................................................................                   $     6,606
  Class B..........................................................................................                           467
  Class D..........................................................................................                         1,793
Additional paid-in capital.........................................................................                    72,981,796
Accumulated net realized loss......................................................................                   (14,259,325)
Net unrealized appreciation of investments.........................................................                     2,263,552
                                                                                                                      -----------
Net Assets.........................................................................................                   $60,994,889
                                                                                                                      ===========
NET ASSET VALUE PER SHARE:

Class A ($45,425,627 / 6,605,989 shares)...........................................................                         $6.88
                                                                                                                            =====
Class B ($3,219,604 / 467,356 shares)..............................................................                         $6.89
                                                                                                                            =====
Class D ($12,349,658 / 1,792,649 shares)...........................................................                         $6.89
                                                                                                                            =====

-------------
See Notes to Financial Statements.
                                                                            7

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Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:

Interest.........................................................................................                      $3,758,646

EXPENSES:

Management fee....................................................................     $  271,995
Distribution and service fees.....................................................        197,450
Shareholder account services......................................................        117,897
Registration......................................................................         83,220
Shareholder reports and communications............................................         28,461
Custody and related services......................................................         18,851
Auditing and legal fees...........................................................          9,561
Trustees' fees and expenses.......................................................          9,458
Miscellaneous.....................................................................          8,512
                                                                                       ----------
Total Expenses...................................................................................                         745,405
                                                                                                                       ----------
Net Investment Income............................................................................                       3,013,241

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments..................................................       (611,943)
Net change in unrealized appreciation of investments..............................      1,949,757
                                                                                       ----------
Net Gain on Investments..........................................................................                       1,337,814
                                                                                                                       ----------
Increase in Net Assets from Operations...........................................................                      $4,351,055
                                                                                                                       ==========

--------------
See Notes to Financial Statements.

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Statements of Changes in Net Assets

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              ---------------------------------
                                                                                                   1997                 1996
                                                                                              ------------          -----------
OPERATIONS:
Net investment income...................................................................       $ 3,013,241           $3,451,825
Net realized loss on investments........................................................          (611,943)            (531,212)
Net change in unrealized appreciation of investments....................................         1,949,757           (3,266,304)
                                                                                                ----------           ----------
Increase (Decrease) in Net Assets from Operations.......................................         4,351,055             (345,691)
                                                                                                ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A..............................................................................        (2,522,929)          (2,998,077)
   Class B..............................................................................           (45,289)                  --
   Class D..............................................................................          (445,023)            (453,748)
                                                                                                 ----------          ----------
Decrease in Net Assets from Distributions ..............................................        (3,013,241)          (3,451,825)
                                                                                                 ----------          ----------


                                                                     SHARES
                                                         ------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                             1997               1996
                                                         -----------        -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A............................................      829,234           781,071            5,624,748             5,275,155
   Class B............................................      182,897                --            1,228,800                    --
   Class D............................................      198,244           428,534            1,326,662             2,920,596
Investment of dividends:
   Class A ...........................................      202,913           224,948            1,359,967             1,522,409
   Class B............................................        5,291                --               35,836                    --
   Class D............................................       42,659            48,704              286,730               329,724
Exchanged from associated Funds:
   Class A............................................    1,572,537           487,261           10,660,240             3,303,371
   Class B ...........................................      574,598                --            3,899,673                    --
   Class D ...........................................    1,591,469           585,467           10,742,800             3,947,861
                                                          ---------         ---------           ----------            ----------
Total.................................................    5,199,842         2,555,985           35,165,456            17,299,116
                                                          ---------         ---------           ----------            ----------
Cost of shares repurchased:
   Class A ...........................................   (1,364,274)       (1,236,706)          (9,183,343)           (8,375,696)
   Class B ...........................................      (14,942)               --             (101,411)                   --
   Class D ...........................................     (369,696)         (333,282)          (2,477,886)           (2,247,483)
Exchanged into associated Funds:
   Class A ...........................................   (1,618,861)         (972,823)         (10,932,716)           (6,587,848)
   Class B ...........................................     (280,488)               --           (1,910,778)                   --
   Class D ...........................................   (1,050,159)         (491,240)          (7,074,255)           (3,360,753)
                                                          ---------         ---------           ----------            ----------
Total ................................................   (4,698,420)       (3,034,051)         (31,680,389)          (20,571,780)
                                                          ---------         ---------           ----------            ----------
Increase (Decrease) in Net Assets from
Transactions in Shares of Beneficial Interest ........      501,422          (478,066)           3,485,067            (3,272,664)
                                                          =========         ==========          ----------            ----------
Increase (Decrease) in Net Assets ...................................................            4,822,881            (7,070,180)
NET ASSETS:
Beginning of year ...................................................................           56,172,008            63,242,188
                                                                                               -----------           -----------
End of Year .........................................................................          $60,994,889           $56,172,008
                                                                                               ===========           ===========

-------------
* The Fund began offering Class B shares on January 1, 1997.
See Notes to Financial Statements.

------------------------------------------------------------------------------
Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series
(the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on January 1, 1997. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commerical banks and with broker/dealers deemed to be creditworthy by J. &
    W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

------------------------------------------------------------------------------
Notes to Financial Statements

f. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of US Government obligations, excluding short-term investments, for the year ended December 31, 1997, amounted to $99,697,220 and $95,957,706, respectively.

    At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $2,263,552.

4. Management Fee, Administrative Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $4,683 from sales of Class A shares after commissions of $36,460 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution
Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $97,552, or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $9,412 and $90,486, respectively.

------------------------------------------------------------------------------
Notes to Financial Statements


    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $3,312.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $2,003.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $954 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $13,630, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $117,897 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses and the accumulated balance thereof at December 31, 1997, of $42,280 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Loss Carryforward -- At December 31, 1997, the Fund had a net loss carryforward for federal income tax purposes of $14,118,544, which is available for offset against future taxable net capital gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

------------------------------------------------------------------------------
Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                    CLASS A
                                                        --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------
                                                         1997         1996           1995         1994         1993
                                                        --------     --------      --------     --------      --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year                       $6.71        $7.15         $6.47        $7.18          $7.19
                                                         -----        -----         -----        -----          -----
Net investment income ...............................      .38          .41           .46          .44            .53
Net realized and unrealized investment gain (loss)...      .17         (.44)          .68         (.71)          (.01)
                                                         -----        -----         -----        -----          -----
Increase (Decrease) from Investment
Operations...........................................      .55         (.03)         1.14         (.27)           .52
Dividends paid or declared...........................     (.38)        (.41)         (.46)        (.44)          (.53)
                                                         -----        -----         -----        -----          -----
Net Increase (Decrease) in Net Asset Value...........      .17         (.44)          .68         (.71)          (.01)
                                                         -----        -----         -----        -----          -----
Net Asset Value, End of Year ........................    $6.88        $6.71         $7.15        $6.47          $7.18
                                                         =====        =====         =====        =====          =====
TOTAL RETURN BASED ON NET
ASSET VALUE:                                              8.53%       (0.29)%       18.15%       (3.88)%         7.46%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................     1.23%        1.14%         1.14%        1.10%          1.11%
Net investment income to average net assets .........     5.68%        6.05%         6.71%        6.49%          7.22%
Portfolio turnover ..................................   193.90%      175.25%       213.06%      445.18%        170.35%
Net Assets, End of Year (000s omitted)...............  $45,426      $46,889       $55,061      $54,714        $69,805



--------------
See footnotes on page 14.

------------------------------------------------------------------------------
Financial Highlights



                                                      CLASS B                           CLASS D
                                                      --------        -------------------------------------
                                                       1/1/97*               YEAR ENDED DECEMBER 31,           9/21/93*
                                                         TO           --------------------------------------      TO
                                                      12/31/97        1997      1996        1995       1994    12/31/93
                                                        -----         -----     -----       -----     -----    --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year.................     $6.73         $6.73     $7.16       $6.48      $7.20     $7.33
                                                        -----         -----     -----       -----      -----     -----
Net investment income .............................       .33           .33       .36         .40        .37       .09
Net realized and unrealized investment gain (loss)        .16           .16      (.43)        .68       (.72)     (.13)
                                                        -----         -----     -----       -----      -----     -----
Increase (Decrease) from Investment
Operations ........................................       .49           .49      (.07)       1.08       (.35)     (.04)
Dividends paid or declared ........................      (.33)         (.33)     (.36)       (.40)      (.37)     (.09)
                                                        -----         -----     -----       -----      -----      -----
Net Increase (Decrease) in Net Asset Value ........       .16           .16      (.43)        .68       (.72)     (.13)
                                                        -----         -----     -----       -----      -----     -----
Net Asset Value, End of Year ......................     $6.89         $6.89     $6.73       $7.16      $6.48     $7.20
                                                        =====         =====     =====       =====      =====     =====
TOTAL RETURN BASED ON NET
ASSET VALUE:                                             7.32%         7.53%    (0.92)%     17.10%     (5.05)%   (0.65)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................      2.01%         2.01%     1.92%       2.01%      2.22%     2.09%+
Net investment income to average net assets  ......      4.90%         4.90%     5.27%       5.84%      5.40%     5.28%+
Portfolio turnover ................................    193.90%       193.90%   175.25%     213.06%    445.18%   170.35%++
Net Assets, End of Year (000s omitted) ............    $3,219       $12,350    $9,283      $8,181     $6,062    $2,317


--------------
 *  Commencement of offering of shares.
 +  Annualized.
++  For the year ended December 31, 1993.
See Notes to Financial Statements.

------------------------------------------------------------------------------
Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

------------------------------------------------------------------------------
Trustees

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel 2
Trustee,  Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.

Trustee Emeritus
Fred E. Brown
Director and Consultant, J. & W. Seligman & Co.
   Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Trustee Nominating Committee

------------------------------------------------------------------------------
Executive Officers


William C. Morris
Chairman

Brian T. Zino
President

Leonard J. Lovito
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary



   FOR MORE INFORMATION

   Manager
   J. & W. Seligman & Co. Incorporated
   100 Park Avenue
   New York, NY 10017

   General Counsel
   Sullivan & Cromwell

   Independent Auditors
   Deloitte & Touche LLP

   General Distributor
   Seligman Financial Services, Inc.
   100 Park Avenue
   New York, NY 10017

   Shareholder Service Agent
   Seligman Data Corp.
   100 Park Avenue
   New York, NY 10017

   Important Telephone Numbers
   (800) 221-2450   Shareholder Services
   (800) 445-1777   Retirement Plan Services
   (212) 682-7600   Outside the Continental United States
   (800) 622-4597   24-Hour Automated Telephone Access Service

------------------------------------------------------------------------------
Glossary of Financial Terms

     CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

     CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

     COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

     CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

     DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

     DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

     EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

     INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

     MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

     MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

     NATIONAL   ASSOCIATION   OF   SECURITIES   DEALERS,   INC.   (NASD)   --  A
self-regulatory body with authority over firms that distribute mutual funds.

     NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

     OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

     PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

     PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

     SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

     SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

     STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

     TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

     YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.
--------------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.

                        SELIGMAN FINANCIAL SERVICES, INC.

                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017

     This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                   TXUSG2 12/97